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                  CONSENT OF INDEPENDENT OF PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1996 included (or incorporated by reference) in this Form 10-K into Dole Food Company, Inc.'s previously filed Registration Statements on Form S-3 Registration Nos. 33-41480 and 33-64984 and Form S-8 Registration Nos. 2-87475, 33-594, 33-28782, 33-60643, 33-60641 and 33-42152.

                                          /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
February 5, 1996